UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the end of the meeting.

SHAREOWNER ANNUAL MEETING NOTICE	TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to www.envisionreports.com/ coca-cola to vote your shares
Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Shareowners to Be Held on May 1, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareowners' meeting are available on the Internet. The items to be voted on and location of the annual meeting are on the reverse side.

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side by April 21, 2024 to facilitate timely delivery.

The Company's 2024 Proxy Statement and 2023 Form 10-K are available at www.envisionreports.com/coca-cola.

To access the virtual meeting, you must have the login details in the white circle located above.	ATTEND the meeting on May 1, 2024 at 8:30 a.m. (Eastern Time), virtually at https://meetnow.global/KO2024.

MEETING DETAILS

The 2024 Annual Meeting of Shareowners of The Coca-Cola Company will be held on Wednesday, May 1, 2024 at 8:30 a.m. (Eastern Time), exclusively online at https://meetnow.global/KO2024. To participate in the virtual meeting, you must have the information that is printed in the white circle located in the box on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 through 5:

1.
Elect as Directors the 14 Director nominees named in the Company’s 2024 Proxy Statement to serve until the 2025 Annual Meeting of Shareowners.
2.
Conduct an advisory vote to approve executive compensation.
3.
Approve The Coca-Cola Company 2024 Equity Plan.
4.
Approve The Coca-Cola Company Global Employee Stock Purchase Plan.
5.
Ratify the appointment of Ernst & Young LLP as Independent Auditors of the Company to serve for the 2024 fiscal year.

The Board of Directors recommends a vote AGAINST Proposals 6 through 8:

6.
Vote on shareowner proposal requesting a report on risks created by the Company’s diversity, equity and inclusion efforts.
7.
Vote on shareowner proposal requesting a report on non-sugar sweeteners.
8.
Vote on shareowner proposal requesting a report on risks caused by the decline in the quality of accessible medical care.

Note: Shareowners will also transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

ORDER MATERIALS

Please make your materials request by using one of the methods listed below. You will need the number located in the white circle on the reverse side when requesting a copy of the proxy materials.

REQUEST VIA:

Internet Phone Email

Visit www.envisionreports.com/coca-cola

Call free of charge at 1-866-641-4276

Send an email to investorvote@computershare.com and include:

●"Proxy Materials The Coca-Cola Company" in the subject line
●Your full name and address
●The number located in the white circle on the reverse side
●Statement that you want a paper copy of the meeting materials

PLEASE REVIEW THE MEETING MATERIALS Read through what’s new this year, company updates, and other initiatives at www.envisionreports.com/coca-cola.